UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

HOMELAND SECURITY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23279	52-2050585
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 North Fairfax Road, Suite 1200 Arlington, VA	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 528-7073

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 29, 2011, Homeland Security Capital Corporation (the “Company”) completed the acquisition of all of the issued and outstanding capital stock (the “Shares”) of Timios, Inc. (“Timios”), pursuant to that certain Stock Purchase Agreement (the “Purchase Agreement”), dated May 27, 2011, by and among the Company, Timios Acquisition Corp., a wholly-owned subsidiary of the Company, DAL Group, LLC (“Seller”) and Timios, a wholly-owned subsidiary of Seller.

Timios and its subsidiaries are engaged in the business of providing settlement services and asset valuation, including title insurance and escrow services.

In consideration for the Shares, the aggregate purchase price consists of: (a) $1,150,000 in cash, subject to working capital adjustment to be determined within 60 days following the closing as set forth in the Purchase Agreement, and (b) an aggregate of up to an additional $1,350,000 in contingent payments, if any, subject to the achievement of specified net revenue measurement metrics, as set forth in the Purchase Agreement.

Simultaneously with the completion of the acquisition of the Shares, the employment agreement between Timios and each of Messrs. Trevor Stoffer, Raymond Davison, and Leonard Splane, became effective.

  The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) of May 31, 2011 and incorporated herein by reference.

Item 8.01 Other Events.

On August 1, 2011, the Company issued a press release announcing the completion of the acquisition of the Shares of Timios described above under Item 2.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this Current Report on Form 8-K. The information available at our internet address is not part of this Current Report on Form 8-K or any other report filed by us with the SEC.

In addition, effective July 29, 2011, in exchange for the payment of the consideration for the acquisitions of Timios and Default Servicing, Inc., as reported above under item 2.01 of this Current Report on Form 8-K with respect to Timios Acquisition and as previously reported by the Company in its Current Report on Form 8-K filed with the SEC on July 11, 2011 with respect to Default Servicing, Inc., and certain other consideration, the Company received Class A membership interests in Fiducia Holdings LLC, a Delaware limited liability company (“Fiducia Holdings”). In addition, C. Thomas McMillen, the Chief Executive Officer and Chairman of the Company, and Michael T. Brigante, the Chief Financial Officer of the Company, in exchange for certain consideration, received Class B membership interests in Fiducia Holdings, which entitles them to a 20% carry and a pro rata participation in any distributions made by Fiducia Holdings after the repayment of all capital contributions plus dividends and any loans plus interest to the Company as a Class A member.

On the same day, Fiducia Holdings, along with six other investors who are members of Timios’ management (the “Minority Stockholders”), invested in the shares of common stock, par value $0.001 per share, and Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”), of Fiducia Real Estate Holdings, Inc., a Delaware corporation (“Fiducia Real Estate”). Fiducia Real Estate is now 80% owned by the Company, through its Class A membership interests in Fiducia Holdings, and 20% owned by the Minority Stockholders. Fiducia Real Estate, in turn, now owns 100% of the capital stock of each of Timios Acquisition and Default Servicing USA, Inc. (“Default”).

The terms of the Series A Preferred are set forth in the Certificate of Designation, Preferences and Rights of the Series A Preferred, dated as of July 29, 2011, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference. The terms of the governance of Fiducia Real Estate are set forth in the Stockholders Agreement of Fiducia Real Estate, entered into by and among Fiducia Holdings and the Minority Stockholders on July 29, 2011, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

As part of this restructuring, the Company also entered into a services agreement (the “Services Agreement”) with each of Timios Acquisition and Default, pursuant to which it will receive $25,000 per month for providing the services set forth in the Services Agreement, as well as a tax sharing agreement (the “Tax Sharing Agreement”), which agreement sets forth, among other things, the terms pursuant to which the Company and each of Timios Acquisition and Default will utilize the tax attributes (as defined in the Tax Sharing Agreement) of the Company to offset certain liabilities of the combined group of companies (as defined in the Tax Sharing Agreement) and to strengthen such subsidiary’s balance sheet during the period which the Company may consolidate its tax return with such subsidiaries. A copy of each of the forms of the Services Agreement and the Tax Sharing Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed no later than 71 days from the date of this Current Report on Form 8-K.

(b) Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed no later than 71 days from the date of this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Services Agreement between Homeland Security Capital Corporation and its Subsidiary.

10.2	Form of Tax Sharing Agreement between Homeland Security Capital Corporation and its Subsidiary.

99.1	Press release announcing the consummation of the acquisition of Timios, Inc., dated August 1, 2011.

99.2	Certificate of Designation, Preferences and Rights of the Series A Preferred Stock of Fiducia Real Estate, Inc.

99.3	Stockholders’ Agreement of Fiducia Real Estate, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOMELAND SECURITY CAPTIAL CORPORATION

By:	/s/ C. Thomas McMillen

Name: C. Thomas McMillen Title: Chief Executive Officer

Date: August 3, 2011

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